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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of UNIMED PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint ROBERT E. DUDLEY and DAVID E. RIGGS, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents deem advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of shares of common stock of the Company subject to the Unimed Pharmaceuticals, Inc. 1998 Long-Term Incentive Plan, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer or both, of the Company, as indicated below opposite his signature, to the registration statement, and any amendment, post-effective amendment, supplement or papers supplemental thereto, to be filed with respect to said shares of common stock; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 1st day of June, 1999.


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
/s/ John N. Kapoor                                                /s/ Gilbert F. Dwyer
---------------------------------------------                     --------------------------------
John N. Kapoor, Chairman of the Board                             Gilbert F. Dwyer, Director



/s/ Robert E. Dudley                                              /s/ Mahendra G. Shah
---------------------------------------------------------         --------------------------------
Robert E. Dudley, President and Chief Executive Officer           Mahendra G. Shah, Director
(Principal Executive Officer)



/s/ David E. Riggs                                                /s/ Ronald L. Goode
---------------------------------------------------------         --------------------------------
David E. Riggs, Senior Vice President Finance, Chief              Ronald L. Goode, Director
Financial Officer, Secretary and Treasurer (Principal
Financial and Accounting Officer)


/s/ James Lempenau
---------------------------------------------------------
James Lempenau, Director



/s/ Roland Weiser
---------------------------------------------------------
Roland Weiser, Director

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